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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

[ X ]  Filed by the Registrant
[   ]  Filed by a Party other than the Registrant

Check the appropriate box:
[   ]  Preliminary Proxy Statement                  [  ] Confidential, For Use
                                                         of the Commission Only
                                                         (as permitted by
                                                         Rule 14a-6(e)(2))

[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                             SEI Daily Income Trust
                          ----------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             SEI Daily Income Trust
                          ----------------------------
                  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                           OTHER THAN THE REGISTRANT )

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

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      (2)  Aggregated number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
      (5)  Total fee paid:

     ---------------------------------------------------------------------------
[  ]  Fee paid previously preliminary materials:

     ---------------------------------------------------------------------------
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

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      (3)  Filing Party:

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      (4)  Dated Filed:

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                                   YOUR FELLOW SHAREHOLDERS ARE COUNTING ON YOU.
                                   PLEASE TAKE A MINUTE AND VOTE TODAY!


                             SEI DAILY INCOME TRUST
                      101 Federal Street, Boston, MA 02110

December 16, 2002

SPECIAL MEETING OF SHAREHOLDERS ADJOURNED UNTIL JANUARY 9, 2003 AT 11:00 A.M. EASTERN TIME.

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders to take place on December 5, 2002. The Fund's records indicated that we had not received your important vote. In order to give you and other shareholders additional time to cast your vote, WE HAVE ADJOURNED THE MEETING UNTIL THURSDAY, JANUARY 9TH AT 11:00 A.M. Considerable progress has been made in the vote response so far, but we are going to need your help in order to close the polls on these proposals.

EVERY VOTE COUNTS

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS CRITICAL TO ENABLE YOUR
SEI FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. ANY ADDITIONAL SOLICITATIONS ARE COSTLY AND TIME-CONSUMING. WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, the Board of Trustees has unanimously recommended a vote "FOR" the proposals as detailed in your proxy statement. If you have any questions regarding the meeting agenda or the execution of your proxy please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-866-243-5086.

     For your convenience, please utilize one of the easy methods below to register your vote:

     1. BY TOUCH-TONE.
     Dial the toll-free number found on your proxy card and follow the simple instructions.

     2  BY INTERNET.
     Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

     3. BY MAIL.
     Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by January 9, 2003.

                       DON'T HESITATE. PLEASE VOTE TODAY.

                                   YOUR FELLOW SHAREHOLDERS ARE COUNTING ON YOU. PLEASE TAKE A MINUTE AND VOTE TODAY!


                             SEI DAILY INCOME TRUST
                      101 Federal Street, Boston, MA 02110

December 16, 2002

SPECIAL MEETING OF SHAREHOLDERS ADJOURNED UNTIL JANUARY 9, 2003 AT 11:00 A.M. EASTERN TIME.

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Shareholders to take place on December 5, 2002. The Fund's records indicated that we had not received your important vote. In order to give you and other shareholders additional time to cast your vote, WE HAVE ADJOURNED THE MEETING UNTIL THURSDAY, JANUARY 9TH AT 11:00 A.M. Considerable progress has been made in the vote response so far, but we are going to need your help in order to close the polls on these proposals.

EVERY VOTE COUNTS

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS CRITICAL TO ENABLE YOUR
SEI FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE VOTE IMMEDIATELY. ANY ADDITIONAL SOLICITATIONS ARE COSTLY AND TIME-CONSUMING. WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, the Board of Trustees has unanimously recommended a vote "FOR" the proposals as detailed in your proxy statement. If you have any questions regarding the meeting agenda or to vote your proxy, please call Georgeson Shareholder, the Fund's proxy solicitor, toll-free at 1-866-243-5086.

     For your convenience, please utilize one of the easy methods below to register your vote:

     1. BY PHONE.
     To speak with a representative, please call Georgeson Shareholder toll free at 1-866-243-5086 Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time.

     2. BY TOUCH-TONE.
     Dial the toll free number found on your proxy card and follow the simple instructions

     3. BY INTERNET.
     Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

     4. BY MAIL.
     Simply return your executed proxy in the enclosed postage paid envelope immediately so that we will receive it by January 9, 2003.

                       DON'T HESITATE. PLEASE VOTE TODAY.